Exhibit 99.2

Flagstone Reinsurance Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2010

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11
Contact Information:
Brenton Slade
Chief Marketing Officer
(441) 278-4303

Website Information:
http://www.flagstonere.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC") pursuant to the
Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation	i

Cautionary Statement Regarding Forward-Looking Statements	ii

Regulation G - Non-GAAP Financial Measures	iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Segment Reporting	3
c. Gross Premiums Written by Line of Business and Geographic Area of Risk	4

III. Consolidated Balance Sheets	5

IV. Investment Portfolio Composition	6

V. Loss Reserve - Paid to Incurred Analysis	7

VI. Share Analysis
a. Capitalization	8
b. Earnings Per Common Share Information - As Reported	9
c. Basic and Diluted Book Value Per Common Share Analysis	10

VII. Mont Fort Consolidation
a. Balance Sheet Consolidation	11
b. Income Statement Consolidation	12

VIII. Non-GAAP Financial Measure Reconciliation	13

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

• Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

•
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

• N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

i

Flagstone Reinsurance Holdings Limited

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements”  within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as  “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”,  or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the impact of the volatility in the financial markets, including the duration of the crisis and the effectiveness of governmental solutions; the weakening economy, including the impact on our customers’ businesses; fluctuations in interest rates; the effects of corporate bankruptcies on capital markets; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

ii

Flagstone Reinsurance Holdings Limited
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

iii

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended March 31,
	2010	2009

Gross premiums written	$400,202	$361,485
Net premiums written	$323,781	$285,816
Net premiums earned	$216,815	$172,835
Net investment income	$7,285	$(1,753)
Net income attributable to Flagstone	$31,504	$35,743
Net operating income (1)	$12,079	$31,309
Comprehensive income attributable to Flagstone	$28,307	$37,637
Cash flow from operating activities	$67,501	$73,145
Loss and loss adjustment expense reserves	$540,528	$429,802
Flagstone shareholders’ equity	$1,207,601	$1,024,123

PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings per common share	$0.38	$0.42
Diluted earnings per common share	$0.38	$0.42
Diluted net operating income per common share (1)	$0.15	$0.37
Basic weighted average common shares outstanding	82,558,971	85,070,001
Diluted weighted average common shares outstanding	82,741,580	85,208,294
Book value per common share	$15.04	$12.04
Diluted book value per common share	$14.25	$11.60
Diluted book value per common share plus accumulated dividends	$14.67	$11.88
Dividend per share declared during the period	$0.04	$0.04

FINANCIAL RATIOS
Change in diluted book value per share (2)	2.1%	3.0%

Loss ratio	58.8%	44.3%
Acquisition cost ratio	19.8%	16.2%
General and administrative expense ratio	19.0%	19.9%
Combined ratio	97.6%	80.4%

INVESTMENT DATA
Total assets	$2,817,419	$2,472,039
Total cash and investments (3)	$1,985,038	$1,762,846

(1) Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) – investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains) and non-recurring items.

(2) Change in diluted book value per share represents the increase (decrease) in diluted book value per share in the period plus dividends declared.
(3) Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY (Unaudited)
	Three months ended
						Year ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009
REVENUES						(audited)
Gross premiums written	$400,202	$123,707	$174,590	$328,709	$361,485	$988,491
Premiums ceded	(76,421)	(20,830)	(39,781)	(59,742)	(75,669)	(196,022)
Net premiums written	323,781	102,877	134,809	268,967	285,816	792,469
Change in net unearned premiums	(106,966)	100,250	60,708	(81,991)	(112,981)	(34,014)
Net premiums earned	216,815	203,127	195,517	186,976	172,835	758,455
Net investment income (loss)	7,285	8,859	10,779	10,646	(1,753)	28,531
Net realized and unrealized gains (losses) - investments	9,811	13,199	21,286	7,082	(1,899)	39,668
Net realized and unrealized gains (losses) - other	5,658	(20)	1,373	2,470	7,430	11,253
Other income	11,041	9,957	4,269	2,333	5,169	21,728
Total revenues	250,610	235,122	233,224	209,507	181,782	859,635

EXPENSES
Loss and loss adjustment expenses	127,379	68,775	80,175	57,641	76,594	283,185
Acquisition costs	42,837	37,007	35,224	36,203	28,037	136,471
General and administrative expenses	35,964	37,111	32,050	31,619	30,427	131,207
Stock based compensation expense	5,211	5,883	3,216	2,959	3,873	15,931
Interest expense	2,514	2,615	2,814	3,119	3,557	12,105
Net foreign exchange (gains) losses	(3,956)	106	2,390	(362)	1,097	3,231
Total expenses	209,949	151,497	155,869	131,179	143,585	582,130

Income before income taxes and
interest in earnings of equity investments	40,661	83,625	77,355	78,328	38,197	277,505
Provision for income tax	(2,852)	(5,336)	(532)	(250)	706	(5,412)
Interest in earnings of equity investments	(259)	(308)	(370)	(300)	(378)	(1,356)
Net income	37,550	77,981	76,453	77,778	38,525	270,737
Less: Income attributable to noncontrolling interest	(6,046)	(6,476)	(9,323)	(9,964)	(2,782)	(28,545)
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$31,504	$71,505	$67,130	$67,814	$35,743	$242,192

Net income	$37,550	$77,981	$76,453	$77,778	$38,525	$270,737
Change in currency translation adjustment	(3,697)	(10)	(4,656)	5,399	1,867	2,600
Change in defined benefit pension plan obligation	500	(23)	480	(145)	(176)	136
Comprehensive income	34,353	77,948	72,277	83,032	40,216	273,473
Less: Comprehensive income attributable to noncontrolling interest	(6,046)	(6,087)	(9,577)	(11,743)	(2,579)	(29,986)

COMPREHENSIVE INCOME ATTRIBUTABLE TO FLAGSTONE	$28,307	$71,861	$62,700	$71,289	$37,637	$243,487

KEY RATIOS

Loss ratio	58.8%	33.9%	41.0%	30.8%	44.3%	37.3%
Acquisition cost ratio	19.8%	18.2%	18.0%	19.4%	16.2%	18.0%
General and administrative expense ratio (1)	19.0%	21.2%	18.0%	18.5%	19.9%	19.4%
Combined ratio	97.6%	73.3%	77.0%	68.7%	80.4%	74.7%

PER COMMON SHARE DATA
Weighted average common shares outstanding - basic	82,558,971	83,071,505	84,004,784	85,070,001	85,070,001	84,279,777
Weighted average common shares outstanding - diluted (2)	82,741,580	83,294,463	84,176,602	85,162,981	85,208,294	84,503,792

Basic earnings per common share	$0.38	$0.86	$0.80	$0.80	$0.42	$2.87
Diluted earnings per common share	$0.38	$0.86	$0.80	$0.80	$0.42	$2.87

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings Limited
SEGMENT REPORTING (Unaudited)

	Three months ended March 31, 2010					Three months ended March 31, 2009
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$342,692	$52,189	$17,762	$(12,441)	$400,202	$303,794	$48,979	$16,722	$(8,010)	$361,485
Premiums ceded	(66,855)	(11,605)	(10,402)	12,441	(76,421)	(67,635)	(5,149)	(10,895)	8,010	(75,669)
Net written premiums	275,837	40,584	7,360	-	323,781	236,159	43,830	5,827	-	285,816
Net premiums earned	$178,971	$35,688	$2,156	$-	$216,815	$166,596	$6,443	$(162)	$(42)	$172,835
Other related income	470	8,644	5,606	(3,884)	10,836	1,027	2,020	5,606	(3,623)	5,030
Loss and loss adjustment expenses	(97,558)	(29,428)	(393)	-	(127,379)	(71,230)	(5,331)	(95)	62	(76,594)
Acquisition costs	(33,735)	(8,994)	(3,992)	3,884	(42,837)	(27,375)	(1,037)	(3,269)	3,644	(28,037)
General and administrative expenses (2)	(34,057)	(4,942)	(2,176)	-	(41,175)	(28,043)	(3,834)	(2,423)	-	(34,300)
Underwriting income (loss)	$14,091	$968	$1,201	$-	$16,260	$40,975	$(1,739)	$(343)	$41	$38,934
Loss ratio (3)	54.5%	82.5%	5.1%		58.8%	42.8%	82.7%	1.7%		44.3%
Acquisition cost ratio (3)	18.8%	25.2%	51.4%		19.8%	16.4%	16.1%	60.0%		16.2%
General and administrative expense ratio (3)	19.0%	13.8%	28.0%		19.0%	16.8%	59.5%	44.5%		19.9%
Combined ratio (3)	92.3%	121.5%	84.5%		97.6%	76.0%	158.3%	106.3%		80.4%
Total Assets	$2,514,019	$211,503	$91,897		$2,817,419	$2,339,516	$52,855	$79,668		$2,472,039

(1) Inter segment eliminations relate to Flagstone Suisse quota share arrangements with Island Heritage and Lloyd's.
(2) General and administrative expenses include stock based compensation expense.
(3) For Island Heritage segment all ratios calculated using expenses divided by net premiums earned plus other related income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended March 31, 2010		Three months ended March 31, 2009
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business (1)
Reinsurance and Lloyd's
Property catastrophe	$208,256	52.1%	$200,740	55.5%
Property	71,586	17.9%	51,861	14.3%
Short-tail specialty and casualty	102,598	25.6%	92,162	25.6%
	382,440	95.6%	344,763	95.4%
Island Heritage
Insurance	17,762	4.4%	16,722	4.6%
Total	$400,202	100.0%	$361,485	100.0%

	Three months ended March 31, 2010		Three months ended March 31, 2009
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured (2)
Caribbean (3)	$22,111	5.5%	$21,089	5.8%
Europe	77,082	19.3%	70,628	19.6%
Japan and Australasia	20,007	5.0%	11,918	3.3%
North America	139,087	34.8%	125,736	34.8%
Worldwide risks (4)	119,021	29.7%	111,147	30.7%
Other	22,894	5.7%	20,967	5.8%
Total	$400,202	100.0%	$361,485	100.0%

(1) Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3) Gross premiums written relating to the Island Heritage segment are included in the Caribbean geographic area.
(4) This geographic area includes contracts that cover risks in two or more geographic zones.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,199,577	$1,228,561	$1,250,939	$1,077,479	$944,520
Short term investments, at fair value	310,061	232,434	202,711	229,837	124,907
Other investments	56,607	46,224	49,756	56,934	55,169
Total investments	1,566,245	1,507,219	1,503,406	1,364,250	1,124,596

Cash and cash equivalents	412,441	370,415	334,730	378,232	603,950
Restricted cash	24,293	67,686	52,370	79,561	41,644
Premium balances receivable	386,831	278,956	376,584	453,668	363,382
Unearned premiums ceded	83,125	52,690	80,907	85,563	68,014
Reinsurance recoverable	22,213	19,270	15,996	16,810	11,582
Accrued interest receivable	9,475	11,223	9,318	9,554	6,840
Receivable for investments sold	41,104	5,160	27,410	11,114	14,578
Deferred acquisition costs	66,057	54,637	67,088	70,484	59,970
Funds withheld	23,934	22,168	21,890	18,676	12,425
Goodwill	16,295	16,533	16,496	16,541	16,022
Intangible assets	33,528	35,790	35,666	36,850	32,531
Other assets	131,878	125,021	102,006	113,095	116,505
TOTAL ASSETS	$2,817,419	$2,566,768	$2,643,867	$2,654,398	$2,472,039

LIABILITIES
Loss and loss adjustment expense reserves	$540,528	$480,660	$471,954	$453,490	$429,802
Unearned premiums	466,022	330,416	459,087	522,681	421,218
Insurance and reinsurance balances payable	72,883	62,864	65,974	46,214	51,641
Payable for investments purchased	68,520	11,457	37,944	16,249	28,762
Long term debt	251,309	252,402	252,774	251,987	265,306
Other liabilites	49,710	63,155	60,173	57,220	51,158
TOTAL LIABILITIES	1,448,972	1,200,954	1,347,906	1,347,841	1,247,887

EQUITY
Common voting shares	850	850	849	849	849
Common shares held in treasury	(50)	(20)	(20)	-	-
Additional paid-in capital	864,708	892,817	887,829	904,228	901,344
Accumulated other comprehensive loss	(10,173)	(6,976)	(7,332)	(2,902)	(6,377)
Retained earnings	352,266	324,347	256,289	192,604	128,307
Total Flagstone shareholders' equity	1,207,601	1,211,018	1,137,615	1,094,779	1,024,123
Noncontrolling interest in subsidiaries (1)	160,846	154,796	158,346	211,778	200,029
TOTAL EQUITY	1,368,447	1,365,814	1,295,961	1,306,557	1,224,152

TOTAL LIABILITIES AND EQUITY	$2,817,419	$2,566,768	$2,643,867	$2,654,398	$2,472,039

Basic book value per common share	$15.04	$14.56	$13.69	$12.87	$12.04
Diluted book value per common share	$14.25	$13.97	$13.20	$12.42	$11.60
Debt to total capitalization (2)	17.2%	17.2%	18.2%	18.7%	20.6%

(1) Noncontrolling interest in subsidiaries includes Mont Fort Re (see pages 11 and 12 for additional information), Island Heritage, Flagstone Reinsurance Africa ($nil as of December 31, 2009) and IAL King Air Limited (with effect from October 1, 2009).

(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

Flagstone Reinsurance Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
U.S. government and agency securities	$427,731	27.3%	$431,715	28.6%	$504,142	33.5%	$435,765	32.0%	$486,822	43.3%
Corporates	469,900	30.0%	519,242	34.5%	488,780	32.5%	426,041	31.2%	239,273	21.3%
U.S. states and political subdivisions	2,206	0.1%	1,903	0.1%	1,968	0.1%	369.00	0.0%	-	0.0%
Other foreign governments	58,296	3.7%	114,427	7.6%	112,171	7.5%	99,846	7.3%	101,603	9.0%
Mortgage-backed securities	179,296	11.5%	112,067	7.4%	106,631	7.1%	95,096	7.0%	89,326	7.9%
Asset-backed securities	62,148	4.0%	49,207	3.3%	37,247	2.5%	20,362	1.5%	27,496	2.4%
Total fixed maturities	1,199,577	76.6%	1,228,561	81.5%	1,250,939	83.2%	1,077,479	79.0%	944,520	83.9%
Short term investments	310,061	19.8%	232,434	15.4%	202,711	13.5%	229,837	16.8%	124,907	11.1%
Total	1,509,638	96.4%	1,460,995	96.9%	1,453,650	96.7%	1,307,316	95.8%	1,069,427	95.0%
Other investments	56,607	3.6%	46,224	3.1%	49,756	3.3%	56,934	4.2%	55,169	5.0%
Total	$1,566,245	100.0%	$1,507,219	100.0%	$1,503,406	100.0%	$1,364,250	100.0%	$1,124,596	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$1,171,384	77.6%	$1,043,223	71.4%	$1,046,725	72.0%	$968,804	74.1%	$833,416	78.0%
AA	91,165	6.0%	111,300	7.6%	89,281	6.2%	84,993	6.5%	82,590	7.7%
A	168,916	11.2%	214,214	14.7%	216,442	14.9%	176,485	13.5%	110,004	10.3%
BBB	78,173	5.2%	91,723	6.3%	99,450	6.8%	76,102	5.8%	42,990	4.0%
Below investment grade	-	0.0%	535	0.0%	1,752	0.1%	932	0.1%	427	0.0%
Total	$1,509,638	100.0%	$1,460,995	100.0%	$1,453,650	100.0%	$1,307,316	100.0%	$1,069,427	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$424,133	28.0%	$312,253	21.4%	$286,503	19.6%	$286,690	21.8%	$190,111	17.8%
From one to five years	581,532	38.5%	588,707	40.3%	740,212	50.9%	656,081	50.2%	473,794	44.3%
From five to ten years	222,979	14.8%	324,095	22.2%	209,992	14.4%	186,571	14.3%	221,870	20.7%
Above ten years	38,575	2.6%	72,753	5.0%	73,065	5.1%	62,516	4.9%	66,830	6.3%
Asset-backed and mortgage-backed securities	242,419	16.1%	163,187	11.1%	143,878	10.0%	115,458	8.8%	116,822	10.9%
Total	$1,509,638	100.0%	$1,460,995	100.0%	$1,453,650	100.0%	$1,307,316	100.0%	$1,069,427	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$5,734		$5,486		$5,113		$5,316		$7,841
Catastrophe bonds	46,600		36,128		18,219		43,221		39,175
Equity securities	212		290		21,796		3,400		2,855
Other investment	4,061		4,320		4,628		4,997		5,298
Total	$56,607		$46,224		$49,756		$56,934		$55,169

Flagstone Reinsurance Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended March 31, 2010			Three months ended December 31, 2009			Three months ended September 30, 2009
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$480,660	$(19,270)	$461,390	$471,954	$(15,996)	$455,958	$453,490	$(16,810)	$436,680

Incurred	134,801	(7,422)	127,379	74,261	(5,486)	68,775	82,434	(2,259)	80,175

Other (1)	(5,041)	2,101	(2,940)	316	4,826	5,142	4,634	1,753	6,387

Paid	(69,892)	2,378	(67,514)	(65,871)	(2,614)	(68,485)	(68,604)	1,320	(67,284)

End of period	$540,528	$(22,213)	$518,315	$480,660	$(19,270)	$461,390	$471,954	$(15,996)	$455,958

Paid to incurred percentage	51.8%	32.0%	53.0%	88.7%	(47.6)%	99.6%	83.2%	58.4%	83.9%

	Three months ended June 30, 2009			Three months ended March 31, 2009
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$429,802	$(11,582)	$418,220	$411,565	$(16,422)	$395,143

Incurred	59,805	(2,164)	57,641	78,083	(1,489)	$76,594

Other (1)	18,577	(15,325)	3,252	(6,039)	4,760	$(1,279)

Paid	(54,694)	12,261	(42,433)	(53,807)	1,569	(52,238)

End of period	$453,490	$(16,810)	$436,680	$429,802	$(11,582)	$418,220

Paid to incurred percentage	91.5%	566.6%	73.6%	68.9%	105.4%	68.2%

(1) This amount represents the movement in reserves as a result of foreign exchange movements.

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	As at
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Long term debt	$251,309	$252,402	$252,774	$251,987	$265,306
Flagstone shareholders’ equity	1,207,601	1,211,018	1,137,615	1,094,779	1,024,123

Total Capitalization	$1,458,910	$1,463,420	$1,390,389	$1,346,766	$1,289,429

Leverage ratio:
Debt to total capitalization	17.2%	17.2%	18.2%	18.7%	20.6%

		March 31, 2010		March 31, 2009
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Other long term debt		$-	$-	$945	$-
Aircraft financing		$-	$-	$45,150	$14,285
Letter of credit facility (e)		$-	$-	$200,000	$-
Letter of credit facility (f)		$450,000	$394,521	$450,000	$324,500
Letter of credit facility (g)		$200,000	$32,306	$200,000	$-
Letter of credit facility (h)		$50,000	$-	$-	$-

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly. The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly. The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A. This facility was terminated on June 11, 2009.

(f) On January 22, 2009, Flagstone Suisse entered into a secured $450.0 million standby letter of credit facilty with Citibank Europe Plc. The drawn amount of the facility at March 31, 2010, was secured by $438.4 million of fixed maturity securities from the Company's investment portfolio.

(g) On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc. The drawn amount of the facillity at March 31, 2010, was secured by $35.9 million of fixed maturity securities from the Company's investment portfolio.

(h) On June 5, 2009, Flagstone Suisse entered into a secured $50.0 million standby letter of credit facility with BNP Paribas. As at March 31, 2010, no letters of credit have been issued under this facility.

Flagstone Reinsurance Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended March 31,
	2010	2009

Net income attributable to Flagstone	$31,504	$35,743

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	82,558,971	85,070,001

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	182,609	138,293
Diluted weighted average common shares outstanding	82,741,580	85,208,294

EARNINGS PER COMMON SHARE
Basic	$0.38	$0.42
Diluted	$0.38	$0.42

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Flagstone shareholders’ equity	$1,207,601	$1,211,018	$1,137,615	$1,094,779	$1,024,123

Cumulative dividends declared	35,200	34,409	30,964	27,519	24,001

Common shares outstanding	80,001,073	82,985,219	82,864,844	84,864,844	84,864,844
add in:
vested restricted share units	270,053	205,157	205,157	205,157	205,157
Total common shares and common share equivalents outstanding	80,271,126	83,190,376	83,070,001	85,070,001	85,070,001

Basic book value per common share	$15.04	$14.56	$13.69	$12.87	$12.04

Basic book value per common share plus accumulated dividends (2)	$15.48	$14.97	$14.07	$13.19	$12.32

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$1,207,601	$1,211,018	$1,137,615	$1,094,779	$1,024,123
add in:
proceeds on exercise of warrant (1)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$1,207,601	$1,211,018	$1,137,615	$1,094,779	$1,024,123

Cumulative dividends declared	$35,200	$34,409	$30,964	$27,519	$24,001

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	80,271,126	83,190,376	83,070,001	85,070,001	85,070,001
add in:
vesting of performance share units	4,130,213	3,305,713	2,813,585	2,786,585	2,871,703
vesting of restricted share units	319,960	168,000	328,096	299,660	320,210
Diluted common shares outstanding	84,721,299	86,664,089	86,211,682	88,156,246	88,261,914

Diluted book value per common share	$14.25	$13.97	$13.20	$12.42	$11.60

Diluted book value per common share plus accumulated dividends (2)	$14.67	$14.37	$13.55	$12.73	$11.88

Change in diluted book value per share: Quarter	2.0%	5.9%	6.3%	7.0%	2.7%
Change in diluted book value per share adjusted for dividends (3): Quarter	2.1%	6.0%	6.5%	7.2%	3.0%
Change in diluted book value per share adjusted for dividends (3): Rolling 12 months	23.5%	24.6%	5.7%	(13.3)%	(16.4)%
Annualized change in diluted book value per share adjusted for dividends since inception	9.8%	9.9%	8.9%	7.6%	5.9%

(1) Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2) Basic and diluted book value per common share plus accumulated dividends is calculated by dividing the sum of Flagstone shareholders' equity and cumulative dividends declared by diluted common shares outstanding.

(3) Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING BALANCE SHEET - MONT FORT (Unaudited)

	As at March 31, 2010

	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,150,547	$49,030	$-	$1,199,577
Short term investments, at fair value	306,833	3,228	-	310,061
Other investments	58,156	-	(1,549)	56,607
Total investments	1,515,536	52,258	(1,549)	1,566,245

Cash and cash equivalents	314,111	98,330	-	412,441
Restricted cash	24,293	-	-	24,293
Premium balances receivable	391,735	3,543	(8,447)	386,831
Unearned premiums ceded	83,125	-	-	83,125
Reinsurance recoverable	22,213	-	-	22,213
Accrued interest receivable	9,275	200	-	9,475
Receivable for investments sold	40,709	395	-	41,104
Deferred acquisition costs	66,057	-	-	66,057
Funds withheld	23,934	-	-	23,934
Goodwill, intangibles and other assets	181,699	2	-	181,701
Due from related parties	1,194	(1,194)	-	-
TOTAL ASSETS	$2,673,881	$153,534	$(9,996)	$2,817,419

LIABILITIES
Loss and loss adjustment expense reserves	$540,528	$-	$-	$540,528
Unearned premiums	466,022	-	-	466,022
Insurance and reinsurance balance payable	72,232	9,098	(8,447)	72,883
Payable for investments purchased	67,153	1,367	-	68,520
Long term debt	251,309	-	-	251,309
Other liabilites	49,652	58	-	49,710
TOTAL LIABILITIES	1,446,896	10,523	(8,447)	1,448,972

EQUITY
Common voting shares	850	1,400	(1,400)	850
Common shares held in treasury	(50)	-	-	(50)
Additional paid-in capital	864,708	78,100	(78,100)	864,708
Accumulated other comprehensive loss	(10,173)	-	-	(10,173)
Retained earnings	352,266	63,511	(63,511)	352,266
TOTAL FLAGSTONE SHAREHOLDERS' EQUITY	1,207,601	143,011	(143,011)	1,207,601

Noncontrolling interest in subsidiaries	19,384	-	141,462	160,846
TOTAL EQUITY	1,226,985	143,011	(1,549)	1,368,447
TOTAL LIABILITIES AND EQUITY	$2,673,881	$153,534	$(9,996)	$2,817,419

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING INCOME STATEMENTS - MONT FORT (Unaudited)

	Three months ended March 31, 2010
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$400,202	$4,656	$(4,656)	$400,202
Premiums ceded	(81,077)	-	4,656	(76,421)
Net premiums written	319,125	4,656	-	323,781
Change in net unearned premiums	(107,993)	1,027	-	(106,966)
Net premiums earned	211,132	5,683	-	216,815
Net investment income	6,956	329	-	7,285
Net realized and unrealized losses - investments	8,974	837	-	9,811
Net realized and unrealized gains - other	5,206	452	-	5,658
Other income	12,450	(1,119)	(290)	11,041
Total revenues	244,718	6,182	(290)	250,610

EXPENSES
Loss and loss adjustment expenses	127,379	-	-	127,379
Acquisition costs	42,513	614	(290)	42,837
General and administrative expenses	41,124	51	-	41,175
Interest expense	2,514	-	-	2,514
Net foreign exchange losses	(3,956)	-	-	(3,956)
Total expenses	209,574	665	(290)	209,949

Income before income taxes and interest in earnings of equity investments	35,144	5,517	-	40,661
Provision for income tax	(2,852)	-	-	(2,852)
Interest in earnings of equity investments	(259)	-	-	(259)
Net income	32,033	5,517	-	37,550
Less: Income attributable to noncontrolling interest	(529)	-	(5,517)	(6,046)
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$31,504	$5,517	$(5,517)	$31,504

Income before noncontrolling interest	$32,033	$5,517	$-	$37,550
Change in currency translation adjustment	(3,697)	-	-	(3,697)
Change in defined benefit pension plan obligation	500	-	-	500
Comprehensive income	28,836	5,517	-	34,353
Less: Comprehensive income attributable to noncontrolling interest	(529)	-	(5,517)	(6,046)
COMPREHENSIVE INCOME ATTRIBUTABLE TO FLAGSTONE	$28,307	$5,517	$(5,517)	$28,307

KEY RATIOS

Loss ratio	60.3%			58.8%
Acquisition cost ratio	20.1%			19.8%
General and administrative expense ratio	19.5%			19.0%
Combined ratio	99.9%			97.6%

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION (Unaudited)

	Three months ended March 31,
	2010	2009

Net income attributable to Flagstone	$31,504	$35,743

ADJUSTMENTS FOR:
Net realized and unrealized (gains) losses - investments	(9,811)	1,899
Net realized and unrealized (gains) losses - other	(5,658)	(7,430)
Net foreign exchange (gains) losses	(3,956)	1,097

NET OPERATING INCOME	$12,079	$31,309

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$1,209,309	$1,005,068

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	4.0%	12.5%